Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒                  Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

RPT Realty
(Name of Registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒    No fee required
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☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11

Your **Vote** Counts!

RPT REALTY

2023 Annual Meeting
Vote by April 26, 2023
11:59 PM ET

RPT REALTY
19 W 44TH STREET
10TH FLOOR, SUITE 1002
NEW YORK, NEW YORK 10036

D97402-P87902

You invested in RPT REALTY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2023.**

Get informed before you vote

View the 2023 Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 27, 2023
9:00 a.m., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/RPT2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Trustees **Nominees:** 01) Richard L. Federico 02) Arthur H. Goldberg 03) Brian L. Harper 04) Joanna T. Lau 05) David J. Nettina 06) Laurie M. Shahon 07) Andrea M. Weiss	For
2. Ratification of the appointment of Grant Thornton LLP as the Trust's independent registered public accounting firm for the year ending December 31, 2023.	For
3. Advisory approval of the compensation of the Trust's named executive officers.	For
4. Advisory approval on the frequency of future non-binding advisory votes on the compensation of the Trust's named executive officers.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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D97403-P87902